Exhibit 99.1

Media Contacts	Investor Contacts
Anita Liskey, 312.466.4613 Allan Schoenberg, 312.930.8189 news@cmegroup.com	John Peschier, 312.930.8491 CME-G
www.cmegroup.mediaroom.com
Anu Ahluwalia, 212.299.2439	Keil Decker, 212.299.2209

FOR IMMEDIATE RELEASE

CME Group and NYMEX Receive Unconditional Department of Justice Clearance to Proceed with Acquisition

CHICAGO, June 16, 2008 – CME Group Inc. (NYSE, NASDAQ: CME) and NYMEX Holdings, Inc. (NYSE: NMX) today announced that they have received clearance from the U.S. Department of Justice (DOJ) to complete their proposed transaction without conditions.

“Throughout the review process we were confident that the Department of Justice would approve our combination, and today’s announcement represents important progress in completing this transaction and delivering value to shareholders, customers and members,” said CME Group Executive Chairman Terry Duffy. “We believe that our combination with NYMEX will generate $60 million in cost synergies for shareholders as well as generate compelling growth opportunities. We look forward to working together to integrate our exchanges and create long-term value for our shareholders.”

“We continue to believe that CME Group is the best strategic partner for NYMEX,” said NYMEX Chairman Richard Schaeffer. “With regulatory clearance behind us, this combination promises substantial advantages for all market participants — the best option for us and the next phase in the evolution of NYMEX.”

“We are very pleased to receive DOJ’s consent today following their rigorous review process, and we now look forward to achieving the other milestones that are necessary to successfully complete the NYMEX acquisition,” said CME Chief Executive Officer Craig Donohue. “In addition to facilitating the combination of our two companies, DOJ’s unconditional consent, together with Congress’ recent reauthorization of the Commodity Futures Trading Commission for an additional five-year period, in our view provides even further validation of the effectiveness and competitiveness of the exchange-owned clearing model. With these regulatory issues now behind us, our merger will allow us to aggressively execute on our growth strategy, which includes the provision of clearing services to customers in the over-the-counter interest rate, foreign exchange, commodity, energy and credit markets.”

“Today’s announcement makes us even more confident in the opportunity that a CME/NYMEX combination promises,” added James E. Newsome, NYMEX President and Chief Executive Officer. “NYMEX and CME members and customers have already grown to expect price transparency and liquidity from both exchanges while utilizing the CME Globex electronic trading platform and our trading floors. Our combination will better position both CME and NYMEX to offer those benefits to current and prospective customers as we compete globally with other cash, over-the-counter (OTC) and regulated markets.”

The transaction is subject to approvals of regulators, shareholders of both companies and NYMEX members, as well as the satisfaction of customary closing conditions. The closing of the transaction will be conditioned on, among other things, the regulatory, shareholder and membership approvals described above, at least 75 percent of the Class A memberships in NYMEX being repurchased by NYMEX and approval of amendments to the NYMEX certificate of incorporation and bylaws by the NYMEX members. Subject to necessary consents and approvals, the companies expect to close the merger in the fourth quarter of 2008.

About CME Group

CME Group (http://www.cmegroup.com/) is the world’s largest and most diverse exchange. Formed by the 2007 merger of the Chicago Mercantile Exchange (CME) and the Chicago Board of Trade (CBOT), CME Group serves the risk management needs of customers around the globe. As an international marketplace, CME Group brings buyers and sellers together on the CME Globex electronic trading platform and on its trading floors. CME Group offers the widest range of benchmark products available across all major asset classes, including futures and options based on interest rates, equity indexes, foreign exchange, agricultural commodities, and alternative investment products such as weather and real estate. CME Group is traded on the New York Stock Exchange and NASDAQ under the symbol “CME.”

About NYMEX Holdings, Inc.

NYMEX Holdings, Inc. (NYSE: NMX) is the parent company of the New York Mercantile Exchange, Inc., the world’s largest physical commodities exchange, offering futures and options trading in energy, metals and other contracts and clearing services for more than 400 off-exchange contracts. Through a hybrid model of open outcry floor trading and electronic trading on the CME Globex® electronic platform, as well as clearing off-exchange instruments through NYMEX ClearPort® Clearing, NYMEX offers crude oil, petroleum products, natural gas, coal, electricity, gold, silver, copper, aluminum, platinum group metals, emissions, and soft commodities contracts for trading and clearing virtually 24 hours each day. Further information about NYMEX Holdings, Inc. and the New York Mercantile Exchange, Inc. is available on the NYMEX website at http://www.nymex.com/.

Forward Looking Statements:

This press release may contain forward-looking information regarding CME Group Inc. (“CME Group”) and NYMEX Holdings, Inc. (“NYMEX Holdings”) and the combined company after the completion of the merger that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the business combination transaction involving CME Group and NYMEX Holdings, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on current beliefs, expectations, forecasts and assumptions of CME Group’s and NYMEX Holdings’ management which are subject to risks and uncertainties which could cause actual outcomes and result to differ materially from these statements. Other risks and uncertainties relating to the proposed transaction include, but are not limited to the satisfaction of conditions to closing; including receipt of shareholder, antitrust, regulatory and other approvals on the proposed terms and schedule; the proposed transaction may not be consummated on the proposed terms and schedule; uncertainty of the expected financial performance of CME Group following completion of the proposed transaction; CME Group may not be able to achieve the expected cost savings, synergies and other strategic benefits as a result of the proposed transaction or may take longer to achieve the cost savings, synergies and benefits than expected; the integration of NYMEX Holdings with CME Group’s operations may not be successful or may be materially delayed or may be more costly or difficult than expected; general industry and market conditions; general domestic and international economic conditions; and governmental laws and regulations affecting domestic and foreign operations.

For more information regarding other related risks, see Item 1A of CME Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Item 1A of NYMEX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and additional updates to these risks contained in our Quarterly reports. Copies of said 10-Ks and 10-Qs are available online at http://www.sec.gov/ or on request from the applicable company. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligation to disclose material information under the Federal securities laws, CME Group and NYMEX Holdings undertake no obligation to release publicly any revisions to any forward- looking statements to reflect events or circumstances after the date of this press release.

Important Merger Information

In connection with the merger transaction involving CME Group and NYMEX Holdings, CME Group has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on June 11, 2008 containing a preliminary joint proxy statement/prospectus. The registration statement has not yet become effective. This material is not a substitute for the final prospectus/proxy statement or any other documents the parties will file with the SEC. Investors and security holders are urged to read the final prospectus/proxy statement and any other such documents, when available, which will contain important information about the proposed transaction. The final prospectus/proxy statement will be, and other documents filed or to be filed by CME Group with the SEC are or will be available free of charge at the SEC’s Web site ( http://www.sec.gov/ ) or from CME Group Inc., Attention: Shareholder Relations, 20 S. Wacker Drive, Chicago, Illinois 60606 , (312) 930-1000 or NYMEX Holdings, Inc., Attention: Investor Relations, at One North End Avenue, World Financial Center, New York, New York 10282, (212) 299-2000.

CME Group and NYMEX Holdings and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from CME Group and NYMEX Holdings shareholders in respect of the proposed transaction. Information regarding CME Group and NYMEX Holdings’ directors and executive officers is available in their respective proxy statements for their 2008 annual meeting of stockholders. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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